SUBJECT TO REVISION
  SERIES TERM SHEET DATED FEBRUARY 17, 1998

  (Logo Here)                      $190,975,000
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1998-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated
Pass-Through Certificates, Series 1998-A. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, First Chicago Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term
Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc.
Senior/Subordinated Pass-Through Certificates, Series 1998-A, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.
This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


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Credit Suisse First Boston                   First Chicago Capital Markets, Inc.


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         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the
Series 1998-A Pooling and Servicing Agreement (including the November 1995
Edition to the Standard Terms) to be dated as of February 1, 1998, among Oakwood
Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as
Servicer, and PNC Bank, National Association, as Trustee.
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


Class Designations


   Class A Certificates.........................Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                                                Class A-6.
   Class M Certificates.........................The Class M Certificates.
   Class B Certificates.........................Class B-1 and Class B-2 Certificates.
   Subordinated Certificates....................Class M, Class B, Class X and Class R Certificates.
   Offered Certificates.........................Class A, Class M and Class B-1 Certificates.
   Offered Subordinated Certificates............Class M and Class B-1 Certificates.

The Offered Certificates........................                                  Approximate
                                                                               Initial Certificate  Pass-Through
                                                        Title of Class         Principal Balance(1)      Rate

                                                 Class A-1 Certificates.......      $35,000,000           .  %(2)
                                                 Class A-2 Certificates.......      $13,950,000           .  %(2)
                                                 Class A-3 Certificates.......      $25,200,000           .  %(2)
                                                 Class A-4 Certificates.......      $33,450,000           .  %(2)
                                                 Class A-5 Certificates.......      $39,200,000           .  %(2)
                                                 Class A-6 Certificates.......      $13,995,000           .  %(3)
                                                 Class M Certificates.........      $15,337,000           .  %(3)
                                                 Class B-1 Certificates.......      $14,843,000           .  %(3)
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
                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the
                                                     Classes of Certificates. Accordingly, any investor's
                                                     commitments with respect to the Certificates may be increased or decreased correspondingly.

                                                 (2) Computed on the basis of a 360-day year of twelve 30-day months.

                                                 (3) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii)
                                                     the Weighted Average Net Asset Rate for the related
                                                     Distribution Date.

Other Certificates..............................  The  Class  B-2,  Class X and Class R  Certificates  are not being offered  hereby.  The Class B-2  Certificates  are  expected to be sold in a private  placement  at or around the Closing  Date,  and will be acquired in the interim by an  affiliate  of the  Company.
                                                  The  Class X and  Class R  Certificates  are  expected  to be sold initially  to related  entities of the  Company,  which  expect to offer the Class B-2 Certificates and may offer the Class X and
                                                  Class  R  Certificates  in the  future  in one or  more  privately negotiated  transactions.  The Class B-2 Certificates will have an initial Certificate Principal Balance of approximately $6,926,846.

Denominations...................................  The Offered Certificates will be Book-Entry  Certificates only, in minimum  denominations  of $1,000 and integral  multiples of $1 in excess thereof.
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
Cut-off Date....................................  February 1, 1998.
Distribution Dates..............................  The fifteenth day of each month,  (or if such fifteenth day is not a business day, the next  succeeding  business day)  commencing in
                                                  March 1998 (each, a "Distribution Date").
Interest Accrual Period.........................  With  respect  to  each  Distribution  Date,  the  calendar  month preceding the month in which the  Distribution  Date occurs (each, an "Interest Accrual Period").



Distributions...................................  The  "Available  Distribution  Amount"  for  a  Distribution  Date
                                                  generally  will include  (1)(a) Monthly  Payments of principal and interest due on the Assets during the related  Collection  Period, to the extent  such  payments  were  actually  collected  from the
                                                  Obligors or advanced by the Servicer and (b) unscheduled  payments received with respect to the Assets during the related  Prepayment
                                                  Period, including Principal Prepayments,  proceeds of repurchases,
                                                  Net  Liquidation   Proceeds  and  Net  Insurance  Proceeds,   less
                                                  (2)(a) if  Oakwood  is not the  Servicer,  Servicing  Fees for the
                                                  related Collection Period,  (b) amounts  required to reimburse the
                                                  Servicer for previously  unreimbursed  Advances in accordance with the  Agreement,  (c) amounts  required to reimburse the Company or the Servicer for certain reimbursable  expenses in accordance with the Agreement and (d) amounts  required to reimburse any party for an  overpayment  of a Repurchase  Price for an Asset in accordance with the Agreement.

                                                  Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such
                                                  Class in proportion to their respective percentage interests.

Certificate Structure Considerations............  The primary  credit  support for the Class A  Certificates  is the subordination  of the Subordinated  Certificates;  for the Class M
                                                  Certificates is the  subordination of the Class B, Class X and the
                                                  Class R  Certificates;  and for the Class B-1  Certificates is the
                                                  subordination   of  the  Class  B-2,  Class  X  and  the  Class  R
                                                  Certificates.



Subordination of the Offered Subordinate
  Certificates..................................  The   rights  of  the  Class  M   Certificateholders   to  receive
                                                  distributions  of principal will be subordinated to such rights of
                                                  the  Class  A  Certificateholders   to  receive  distributions  of
                                                  principal  and interest.  Interest and interest  shortfalls on the
                                                  Class  M  Certificates  will  not  be  subordinated  to  principal payments on the Class A Certificates.

                                                  The  rights  of  the  Class  B-1   Certificateholders  to  receive
                                                  distributions  of principal  similarly will be subordinated to the rights of the Class A and Class M  Certificateholders  to  receive distributions  of principal  and  interest.  Interest and interest shortfalls on the Class B-1 Certificates  will not be subordinated to principal payments on the Class A and Class M Certificates.

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



Overcollateralization...........................  Excess  interest  collections  will  be  applied,  to  the  extent available,  to  make  accelerated  payments  of  principal  to the
                                                  Certificates.  The "Target Overcollateralization  Amount", for any
                                                  Distribution  Date,  shall equal 0.50% of the Scheduled  Principal
                                                  Balance as of the Cut-off Date.

Realized Losses on Liquidated Loans.............  The Principal  Distribution  Amount for any  Distribution  Date is
                                                  intended to include the Scheduled  Principal Balance of each Asset that  became a  Liquidated  Loan  during  the  preceding  calendar month.  A Realized  Loss will be incurred on a Liquidated  Loan in the amount,  if any, by which the Net  Liquidation  Proceeds  from such  Liquidated Loan are less than the Unpaid  Principal  Balance of such Liquidated  Loan, plus accrued and unpaid interest thereon
                                                  (to the extent not covered by  Servicing  Advances,  if any,  with respect to such  Liquidated  Loan),  plus amounts  reimbursable to the Servicer for previously  unreimbursed  Servicing Advances. The amount of the Realized  Loss,  if any, in excess of the sum of (1)
                                                  the amount of interest  collected  on the  nondefaulted  Assets in excess of certain  Interest  Distribution  Amounts  and  Carryover
                                                  Interest  Distribution  Amounts  required to be distributed on the
                                                  Class A, Class M and Class B Certificates  and any portion of such interest  required to be paid to a Servicer  other than Oakwood as servicing  compensation  ("Excess  Interest")  and (2) the Current
                                                  Overcollateralization    Amount   will   be   allocated   to   the
                                                  Subordinated  Certificates  as a Writedown  Amount in reduction of their Certificate Principal Balance as described below.

Allocation of Writedown Amounts.................  The  "Writedown  Amount"  for any  Distribution  Date  will be the amount,  if any,  by which  the  aggregate  Certificate  Principal
                                                  Balance of all  Certificates,  after all  distributions  have been made on the Certificates on such  Distribution  Date,  exceeds the
                                                  Pool  Scheduled  Principal  Balance  of the  Assets  for the  next
                                                  Distribution  Date. The Writedown  Amount will be allocated  among the Classes of  Subordinated  Certificates  in the following order of priority:

                                                  (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; (2) second, to the Class B-1 Certificates, to be applied in reduction of
                                                      the Adjusted Certificate Principal Balance of such Class
                                                      until it has been reduced to zero; and (3) third, to the
                                                      Class M Certificates, to be applied in reduction of the
                                                      Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

Advances........................................  For each  Distribution  Date,  the  Servicer  will be obligated to make an advance  (a "P&I  Advance")  in respect of any  delinquent
                                                  Monthly  Payment  that  will,  in  the  Servicer's  judgment,   be
                                                  recoverable  from late  payments on or  Liquidation  Proceeds from such Asset.  The Servicer  will also be obligated to make Advances
                                                  ("Servicing   Advances"   and,   together   with   P&I   Advances,
                                                  "Advances") in respect of  Liquidation  Expenses

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


                                                  and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such
                                                  Servicing Advances recoverable out of Liquidation Proceeds or from collections on the related Asset. P&I Advances and
                                                  Servicing Advances are reimbursable to the Servicer under
                                                  certain circumstances.

Final Scheduled Distribution Dates..............  To the  extent  not  previously  paid  prior  to such  dates,  the
                                                  outstanding   principal   amount   of  each   Class   of   Offered
                                                  Certificates  will be  payable on the May 2028  Distribution  Date
                                                  (with respect to each Class of Certificates,  the "Final Scheduled
                                                  Distribution  Date").  The Final Scheduled  Distribution  Date has
                                                  been  determined  by adding three  months to the maturity  date of the Asset with the latest stated maturity.

Optional Termination............................  Either the  Servicer  or the  holders of a majority in interest of the  Class R  Certificates  (the  "Residual  Majority"),  at their respective  options and subject to the limitations  imposed by the
                                                  Agreement,  will have the option to purchase from the Trust Estate all Assets then  outstanding  and all other  property in the Trust
                                                  Estate  on  any  Distribution  Date  occurring  on  or  after  the
                                                  Distribution  Date on which the sum of the  Certificate  Principal
                                                  Balance  of the  Certificates  is less  than 10% of the sum of the original Certificate Principal Balance of the Certificates.

Auction Sale....................................  If neither the Residual  Majority nor the Servicer  exercises  its optional  termination  right within 90 days after it first becomes eligible  to do  so,  the  Trustee  shall  solicit  bids  for  the purchase of all Assets then  outstanding and all other property in the  Trust  Estate.  In  the  event  that  satisfactory  bids  are
                                                  received,    the   sale   proceeds   will   be    distributed   to
                                                  Certificateholders.

The Assets......................................  The Trust will  consist of  (1) manufactured  housing  installment
                                                  sales  contracts   (collectively,   the  "Contracts")  secured  by
                                                  security  interests in manufactured  homes, as defined herein (the
                                                  "Manufactured   Homes"),  and  with  respect  to  certain  of  the
                                                  Contracts  ("Land  Secured  Contracts"),  secured  by liens on the real estate on which the related  Manufactured  Homes are located, and  (2) mortgage  loans secured by first liens on the real estate to which the  related  Manufactured  Homes are deemed  permanently affixed (the "Mortgage  Loans," and  collectively,  the "Assets").
                                                  The Asset Pool  consists of  approximately  5,251 Assets having an aggregate  Scheduled  Principal  Balance as of the Cut-off Date of
                                                  approximately  $197,901,846.02  All of the  Assets  are  actuarial obligations.  Approximately  12.79% of the Asset Pool is comprised of Assets that are Mortgage Loans and  approximately  5.44% of the
                                                  Asset  Pool  is   comprised   of  Assets  that  are  Land  Secured
                                                  Contracts.   Based  on  Cut-off  Date  Pool  Scheduled   Principal
                                                  Balance,  88.37% of the Assets are secured by  Manufactured  Homes which were new,  2.25% of the Assets are  secured by  Manufactured
                                                  Homes  which  were  used,  8.47%  of the  Assets  are  secured  by
                                                  Manufactured  Homes which were repossessed and 0.92% of the Assets are



                                                  secured by Manufactured Homes which were transferred. As of the
                                                  Cut-off Date, the Assets were secured by Manufactured Homes or
                                                  Mortgage Properties (or Real Properties, in the case of Land
                                                  Secured Contracts) located in 39 states, and approximately
                                                  24.33% and 19.05% of the Assets were secured by Manufactured
                                                  Homes or Mortgaged Properties located in North Carolina and
                                                  Texas, respectively (based on the mailing addresses of the
                                                  Obligors on the Assets as of the Cut-off Date). Each Asset bears interest at an annual percentage rate (an "APR") of at least
                                                  7.25% and not more than 13.75%. The weighted averaged APR of the
                                                  Assets as of the Cut-off Date is approximately 10.99%. The
                                                  Assets have remaining terms to maturity as of the Cut-off Date of at least 10 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than
                                                  360 months. As of the Cut-off Date, the Assets had a weighted average original term to stated maturity of approximately 266 months, and a weighted average remaining term to stated maturity of approximately 264 months. The final scheduled payment date on the Asset with the latest maturity occurs in February 2028. No
                                                  Asset has an original loan-to-value ratio in excess of 100%. The
                                                  Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each
                                                  Manufactured Home and Mortgage Property.

Certain Federal Income
 Tax Consequences.. ............................. For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits ("REMIC"). The
                                                  Class A, Class M, Class B and Class X Certificates will
                                                  constitute "regular interests" in the REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations... ......................... Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan
                                                  Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under
                                                  ERISA or the Code

                                                  Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered Subordinated Certificates by a
                                                  Plan Investor may constitute a non-exempt prohibited

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


                                                  transaction or result in the imposition of excise taxes or civil penalties.
                                                  Accordingly, none of the Offered Subordinated Certificates are offered for sale, and are not transferable, to Plan Investors, unless such Plan Investor provides the Seller and the Trustee with a Benefit Plan Opinion, on the circumstances described in clause (ii) below are satisfied. Unless such Opinion is
                                                  delivered, each person acquiring an Offered Subordinated
                                                  Certificate will be deemed to represent to the Trustee, the
                                                  Seller, and the Servicer that either (I) such person is not a
                                                  Plan Investor subject to ERISA or Section 4975 of the Code, or
                                                  (ii) such person is an insurance company that is purchasing an
                                                  Offered Subordinated Certificate with funds from its "general account" and the provisions of Prohibited Transaction Class
                                                  Exemption 95-60 will apply to exempt the purchase of such
                                                  Certificate from the prohibited transaction rules of ERISA and the Code. Legal Investment Considerations................. The
                                                  Class A and Class M Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage
                                                  Market Enhancement Act of 1984 ("SMMEA").

                                                  The Class B-1 Certificates are not "mortgage related securities"
                                                  for purposes of SMMEA because such Certificates are not rated in one of the two highest rating categories by a nationally
                                                  recognized rating agency.

Ratings.........................................  It is a  condition  to  the  issuance  of  the  Certificates  that
                                                  (i) the Class A  Certificates  be rated "AAA" and "Aaa" by each of
                                                  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
                                                  Companies,  Inc.  ("S&P")  and  Moody's  Investors  Service  Inc.,
                                                  respectively  ("Moody's"  and,  together  with  S&P,  the  "Rating
                                                  Agencies"),  (ii) the Class M  Certificates be rated at least "AA"
                                                  and "Aa3" by each of S&P and Moody's,  respectively  and (iii) the
                                                  Class B-1  Certificates be rated at least "BBB" and "Baa2" by each of S&P and  Moody's,  respectively.  A  security  rating  is not a recommendation  to buy, sell or hold securities and may be subject to  revision or  withdrawal  at any time by the  assigning  rating organization.
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Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.


                                        Asset Servicing Portfolio
                                          (Dollars in thousands)

                                                         At September 30,                                     December 31,
                                   --------------------------------------------------------------     --------------------

                                       1993       1994         1995         1996         1997         1996          1997
                                   ---------  -----------  -----------  -----------  -----------  -----------   ----------
Total Number of Serviced Assets
     Oakwood Originated..........      28,938     39,273       51,566       67,120       89,411      71,890       94,570
     Acquired Portfolios.........       1,591      5,773        4,872        4,177        3,602       4,072        3,404
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........    $507,394   $757,640   $1,130,378   $1,687,406   $2,499,794   $1,826,210  $2,724,953
     Acquired Portfolios.........     $30,498    $85,227      $70,853      $57,837      $47,027      $56,178     $43,677
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........      $17.5      $19.3        $21.9        $25.1        $28.0         $25.4       $28.8
     Acquired Portfolios.........      $19.2      $14.8        $14.5        $13.8        $13.1         $13.8       $12.8
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........      12.8%      12.2%        12.0%        11.5%        11.0%        11.4%         11.0%
     Acquired Portfolios.........       9.4%      11.0%        11.3%        11.2%        11.1%        11.2%         11.1%


                                        Delinquency Experience (1)
                                          (Dollars in thousands)

                                                            At September 30,                           December 31,
                                           ----------------------------------------------------   -----------------

                                               1993       1994      1995       1996      1997       1996      1997
                                           --------   --------  --------   --------  --------   --------  ---------
Total Number of Serviced Assets
     Oakwood Originated..................     28,938     39,273    51,566     67,120    89,411     71,890    94,570
     Acquired Portfolios.................      1,591      5,773     4,872      4,177     3,602      4,072     3,404
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        244        350       601        835     1,171      1,180     2,342
     60-89 Days..........................         51         97       185        308       476        405       598
     90 Days or More.....................        150        198       267        492       716        581       880
     Total Number of Assets Delinquent           445        645     1,053      1,635     2,363      2,166     3,820
     Acquired Portfolios.................
     30-59 Days..........................         37        127        63         66        90         75        85
     60-89 Days..........................         26         49        17         23        23         45        20
     90 Days or More.....................         16         98        76         62        75         76        69
     Total Number of Assets Delinquent            79        274       156        151       188        196       174
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................     1.5%       1.6%      2.0%        2.4%      2.6%      3.0%       4.0%
     Acquired Portfolios.................     5.0%       4.7%      3.2%        3.6%      5.2%      4.8%       5.1%
-------------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

(3) By number of assets.

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



                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                     At or for the fiscal year                         At or for the three
                                                               ended                                      months ended
                                                            September 30,                                 December 31,
                                   -------------------------------------------------------------    ---------------------
                                       1993        1994        1995        1996         1997         1996         1997
                                   ----------  ----------  ----------  -----------  -----------  -----------  -----------
Total Number of Serviced               30,529      45,046       56,438     71,297       93,013       75,962       97,974
     Assets (1).................
Average Number of Serviced
     Assets During Period.......       25,990      37,788       50,742     63,868       82,155       73,630       95,494
Number of Serviced
     Assets Repossessed.........          902       1,241        1,718      2,746        3,885          917        1,208
Serviced Assets Repossessed as a
     Percentage of Total
     Serviced Assets (2)........       2.95%       2.75%       3.04%       3.85%       4.18%       4.83%(6)     4.93%(6)
Serviced Assets Repossessed as a
     Percentage of Average
     Number of Serviced Assets..       3.47%       3.28%       3.39%       4.30%       4.73%       4.98%(6)     5.06%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........    $531,199    $701,875    $976,905   $1,409,467   $2,065,033   $1,737,035   $2,570,959
     Acquired Portfolios........     $15,249     $30,432     $30,235     $27,351       $22,943     $24,791      $20,659
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $3,328      $4,630       $7,303    $14,248      $26,872       $4,832       $7,865
       Acquired Portfolios......           $0        $203         $473       $592         $528         $124          $35
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated.......      0.63%       0.66%       0.75%       1.01%        1.30%       1.11%(6)     1.22%(6)
       Acquired Portfolios......      0.00%       0.67%       1.56%       2.16%        2.30%       2.00%(6)     0.68%(6)

(1) As of period end.

(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.

(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.

(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.

(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.

(6) Annualized.


        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


                            Geographical Distribution of Manufactured Homes(1)

                                            Aggregate Scheduled    Percentage of
                              Number of     Principal Balance       Asset Pool
Geographic Location            Assets       -----------------          by SPB
-------------------            ------                                  ------
Alabama....................         210     $   7,444,633               3.76%
Arizona....................         184         8,430,138               4.26
Arkansas...................          85         3,257,763               1.65
California.................          20         1,173,490               0.59
Colorado...................          47         2,851,332               1.44
Connecticut................           1             7,300               0.00
Delaware...................          41         1,390,697               0.70
Florida....................         173         7,239,038               3.66
Georgia....................         169         6,853,019               3.46
Idaho......................          27         1,490,734               0.75
Illinois...................           5           210,385               0.11
Indiana....................          11           298,821               0.15
Kansas.....................          30         1,161,002               0.59
Kentucky...................         115         3,736,669               1.89
Louisiana..................         124         4,603,991               2.33
Maryland...................          20           796,548               0.40
Massachusetts..............           1            27,490               0.01
Michigan...................           1            28,129               0.01
Mississippi................         108         3,896,387               1.97
Missouri...................          70         2,665,981               1.35
Montana....................           2           146,290               0.07
Nebraska...................           1            50,877               0.03
Nevada.....................          10           509,181               0.26
New Jersey.................           2            84,069               0.04
New Mexico.................         196         7,826,513               3.95
New York...................           5           191,632               0.10
North Carolina.............       1,353        48,141,628              24.33
Ohio.......................          25           893,853               0.45
Oklahoma...................          56         2,135,452               1.08
Oregon.....................          38         2,311,433               1.17
Pennsylvania...............           2            72,681               0.04
South Carolina.............         406        14,052,140               7.10
Tennessee..................         275        10,031,865               5.07
Texas......................       1,026        37,692,768              19.05
Utah.......................          12           567,617               0.29
Virginia...................         250         8,945,485               4.52
Washington.................          58         3,913,235               1.98
West Virginia..............          91         2,743,458               1.39
Wyoming....................           1            28,122               0.01
                                 ------      ------------             ------
   Total...................       5,251      $197,901,846             100.00%
                                  =====      ============             ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        Year of Origination of Assets (1)

                                                                   Percentage of
                                Number of  Aggregate Scheduled      Asset Pool
Year of Origination              Assets      Principal Balance         by SPB

    1995.....................         3     $       185,707             0.09%
    1996.....................     3,995         153,101,381            77.36
    1997.....................     1,253          44,614,758            22.54
                                  -----        ------------          -------

         Total...............     5,251        $197,901,846           100.00%
                                  =====        ============           ======

(1) The weighted average seasoning of the Assets was approximately 1 months as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)

                                                                   Percentage of
Original Asset                   Number of   Aggregate Scheduled     Asset Pool
Amount                            Assets       Principal Balance       by SPB

$   4,999 or less..............       14     $        46,815              0.02%
$   5,000 - $    9,999.........      114             882,315              0.45
$  10,000 - $  14,999..........      179           2,213,319              1.12
$  15,000 - $  19,999..........      276           4,860,672              2.46
$  20,000 - $  24,999..........      487          11,127,301              5.62
$  25,000 - $  29,999..........      891          24,579,118             12.42
$  30,000 - $  34,999..........      904          29,216,734             14.76
$  35,000 - $  39,999..........      497          18,446,053              9.32
$  40,000 - $  44,999..........      360          15,342,637              7.75
$  45,000 - $  49,999..........      366          17,386,866              8.79
$  50,000 - $  54,999..........      348          18,245,359              9.22
$  55,000 - $  59,999..........      286          16,374,222              8.27
$  60,000 - $  64,999..........      197          12,241,320              6.19
$  65,000 - $  69,999..........       86           5,786,831              2.92
$  70,000 - $  74,999..........       69           5,007,826              2.53
$  75,000 - $  79,999..........       54           4,171,751              2.11
$  80,000 - $  84,999..........       32           2,631,059              1.33
$  85,000 - $  89,999..........       23           2,008,624              1.01
$  90,000 - $  94,999..........       14           1,288,295              0.65
$  95,000 - $  99,999..........       19           1,839,603              0.93
$100,000 or more...............       35           4,205,126              2.12
                                 -------     ---------------          --------
     Total.....................    5,251        $197,901,846            100.00%
                                   =====        ============            ======

(1) The highest original Asset amount was $225,496, which represents 0.11% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $37,765 as of the Cut-off Date.

                                 Asset Rates (1)

                               Number of   Aggregate Scheduled     Percentage of
                                 Assets      Principal Balance       Asset Pool
 Asset Rate                                                            by SPB

 7.000% - 7.999%............        18      $    1,053,040              0.53%
 8.000% - 8.999%...........        569          29,670,035             14.99
 9.000% -   9.999%..........       947          46,862,691             23.68
 10.000% - 10.999%..........       525          24,556,668             12.41
 11.000% - 11.999%..........       490          17,231,039              8.71
 12.000% - 12.999%..........     1,291          38,307,882             19.36
 13.000% - 13.999%..........     1,411          40,220,492             20.32
                                 -----      --------------           -------

      Total.................     5,251        $197,901,846            100.00%
                                 =====        ============            ======

(1) The weighted average Asset Rate was approximately 10.99% as of the Cut-off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.


                               Remaining Terms to Maturity (In Months) (1)

                               Number of   Aggregate Scheduled    Percentage of
 Remaining Term                  Assets      Principal Balance      Asset Pool
 to Maturity                                                          by SPB

     1 -   60 months........       161     $     1,495,357             0.76%
   61 -   96 months.........       156           2,192,284             1.11
   97 - 120 months..........       188           3,669,359             1.85
 121 - 156 months...........       228           4,961,085             2.51
 157 - 180 months...........     1,359          40,157,501            20.29
 181 - 216 months...........        45           1,447,748             0.73
 217 - 240 months...........     1,343          48,291,553            24.40
 241 - 300 months...........       871          39,616,389            20.02
 301 - 360 months...........       900          56,070,570            28.33
                                ------      --------------          -------
   Total....................     5,251        $197,901,846           100.00%
                                 =====        ============           ======

(1) The weighted average remaining term to maturity of the Assets was approximately 264 months as of the Cut-off Date.

                                Original Terms to Maturity (In Months) (1)
                                 Number of     Aggregate Scheduled        Percentage of
 Original Term                     Assets        Principal Balance          Asset Pool
 to Maturity                                                                  by SPB

     1 -   60 months........         161        $    1,495,357                 0.76%
   61 -   96 months.........         156             2,192,284                 1.11
   97 - 120 months..........         188             3,669,359                 1.85
 121 - 156 months...........         228             4,961,085                 2.51
 157 - 180 months...........       1,359            40,157,501                20.29
 181 - 216 months...........          45             1,447,748                 0.73
 217 - 240 months...........       1,343            48,291,553                24.40
 241 - 300 months...........         871            39,616,389                20.02
 301 - 360 months...........         900            56,070,570                28.33
                                  ------        --------------              -------

   Total....................       5,251          $197,901,846               100.00%
                                   =====          ============               ======

(1) The weighted  average original term to maturity of the Assets was  approximately  266 months as of the
    Cut-off Date.

                Distribution of Original Loan-to-Value Ratios(1)

                                           Aggregate Scheduled    Percentage of
                                Number of   Principal Balance      Asset Pool
Loan-to Value Ratio(2)            Assets                              by SPB

50%  or  less................        52      $   1,242,061              0.63%
51% - 55%....................        22            626,933              0.32
56% - 60%....................        33            946,197              0.48
61% - 65%....................        41          1,463,872              0.74
66% - 70%....................        70          2,342,902              1.18
71% - 75%....................       132          4,904,462              2.48
76% - 80%....................       193          6,937,616              3.51
81% - 85%....................       390         14,144,951              7.15
86% - 90%....................       914         33,516,874             16.94
91% - 95%....................     2,492         97,713,837             49.37
96% - 100%...................       912         34,062,141             17.21
                                 ------     --------------           -------

     Total...................     5,251       $197,901,846            100.00%
                                  =====       ============            ======

(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 90.85% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 ---------------------------------------------------------------------------
     Class               Original    Coupon   Avg.   CBE    1st   Last   Mod
     Name & Type             Par       %      Life  Yield   Pay   Pay    Dur
 ---------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR        35,000,000    6.1500   0.90  6.038   3/98  12/99  0.84
    A2  SENIOR        13,950,000    6.0500   2.10  6.028  12/99   8/00  1.92
    A3  SENIOR        25,200,000    6.0000   3.10  6.030   8/00  12/01  2.75
    A4  SENIOR        33,450,000    6.2000   5.10  6.235  12/01  12/04  4.23
    A5  SENIOR        39,200,000    6.6000  10.00  6.673  12/04   5/12  7.02
    A6  SENIOR        13,995,000    6.8250  14.46  6.902   5/12   8/12  8.91
    M   AA MEZZ       15,337,000    6.7750   9.57  6.853   9/02   8/12  6.62
    B1  BBB SUB       14,843,000    7.3750   9.28  7.451   9/02   8/12  6.33
    B2  BB SUB         6,926,846    8.7750  10.17  8.902   9/02   8/12  6.20
 -------------------------------
 TO MATURITY:
    A6  SENIOR        13,995,000    6.8250  17.54  6.904   5/12  12/19  9.87
    M   AA MEZZ       15,337,000    6.7750   9.92  6.853   9/02   4/16  6.74
    B1  BBB SUB       14,843,000    7.3750   9.32  7.451   9/02  12/13  6.34
    B2  BB SUB         6,926,846    8.7750  13.99  8.906   9/02   6/23  6.92
 ---------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 180% MHP.

 (2) Coupon and price are assumed for computational materials.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /1

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-29+      Coupon: 6.1500                 Original Par:    35,000,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.18      6.10      6.06      6.04      6.02      5.95
 Average Life:          4.20      1.36      1.03      0.90      0.83      0.60
 Duration:              3.48      1.25      0.96      0.84      0.78      0.57
 First Prin Pay:        3/98      3/98      3/98      3/98      3/98      3/98
 Last Prin Pay:         9/05     10/00      3/00     12/99     10/99      5/99
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-30+      Coupon: 6.0500                 Original Par:    13,950,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.10      6.06      6.04      6.03      6.02      5.98
 Average Life:          8.64      3.20      2.40      2.10      1.94      1.42
 Duration:              6.53      2.82      2.17      1.92      1.78      1.32
 First Prin Pay:        9/05     10/00      3/00     12/99     10/99      5/99
 Last Prin Pay:        11/07     11/01     12/00      8/00      5/00     10/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-28+      Coupon: 6.0000                 Original Par:    25,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.06      6.04      6.04      6.03      6.03      6.01
 Average Life:         11.26      4.75      3.57      3.10      2.85      2.06
 Duration:              7.95      4.01      3.11      2.75      2.55      1.88
 First Prin Pay:       11/07     11/01     12/00      8/00      5/00     10/99
 Last Prin Pay:        10/10     12/03      7/02     12/01      8/01      8/00
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /2

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.2000                 Original Par:    33,450,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.26      6.25      6.24      6.23      6.23      6.21
 Average Life:         14.77      7.74      5.91      5.10      4.59      3.17
 Duration:              9.38      5.94      4.78      4.23      3.87      2.79
 First Prin Pay:       10/10     12/03      7/02     12/01      8/01      8/00
 Last Prin Pay:        10/15      5/08      1/06     12/04      4/04      1/02
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-28       Coupon: 6.6000                 Original Par:    39,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.68      6.68      6.67      6.67      6.67      6.66
 Average Life:         21.11     13.90     11.29     10.00      9.12      5.78
 Duration:             11.01      8.75      7.65      7.02      6.57      4.61
 First Prin Pay:       10/15      5/08      1/06     12/04      4/04      1/02
 Last Prin Pay:        11/22      1/17      1/14      5/12      6/11      3/07
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-29+      Coupon: 6.8250                 Original Par:    13,995,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.91      6.90      6.90      6.90      6.90      6.90
 Average Life:         24.80     19.05     16.13     14.46     13.62     10.07
 Duration:             11.60     10.33      9.48      8.91      8.59      7.05
 First Prin Pay:       11/22      1/17      1/14      5/12      6/11      3/07
 Last Prin Pay:        12/22      3/17      4/14      8/12     10/11      5/08
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.91      6.91      6.90      6.90      6.90      6.90
 Average Life:         26.56     21.96     19.20     17.54     16.48     12.04
 Duration:             11.89     11.01     10.33      9.87      9.54      7.89
 First Prin Pay:       11/22      1/17      1/14      5/12      6/11      3/07
 Last Prin Pay:        12/26      4/23      6/21     12/19     11/18      5/14
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /3

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27+      Coupon: 6.7750                 Original Par:    15,337,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.86      6.86      6.85      6.85      6.85      6.85
 Average Life:         20.00     13.08     10.64      9.57      9.17      7.65
 Duration:             10.50      8.17      7.12      6.62      6.45      5.70
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:        12/22      3/17      4/14      8/12     10/11      5/08
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.86      6.86      6.85      6.85      6.85      6.85
 Average Life:         20.16     13.41     10.96      9.92      9.54      8.16
 Duration:             10.53      8.25      7.22      6.74      6.58      5.93
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:         1/25      9/20      8/17      4/16      6/15      3/12
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-30+      Coupon: 7.3750                 Original Par:    14,843,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.47      7.46      7.45      7.45      7.45      7.45
 Average Life:         19.80     12.72     10.30      9.28      8.93      7.55
 Duration:              9.96      7.78      6.79      6.33      6.17      5.52
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:        12/22      3/17      4/14      8/12     10/11      5/08
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.47      7.46      7.45      7.45      7.45      7.45
 Average Life:         19.81     12.75     10.33      9.32      8.98      7.72
 Duration:              9.97      7.79      6.79      6.34      6.19      5.59
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:         7/23      4/18      6/15     12/13      2/13      7/10
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /4

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999             88          64          52          45          40          15
 February 15, 2000             79          26           0           0           0           0
 February 15, 2001             68           0           0           0           0           0
 February 15, 2002             56           0           0           0           0           0
 February 15, 2003             43           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2004             27           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2005             10           0           0           0           0           0
 February 15, 2006              0           0           0           0           0           0
 February 15, 2007              0           0           0           0           0           0
 February 15, 2008              0           0           0           0           0           0
 February 15, 2009              0           0           0           0           0           0
 February 15, 2010              0           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 February 15, 2012              0           0           0           0           0           0
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:           4.2         1.4         1.0         0.9         0.8         0.6


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /5

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100          63          38           0
 February 15, 2001            100          68           0           0           0           0
 February 15, 2002            100           0           0           0           0           0
 February 15, 2003            100           0           0           0           0           0
 February 15, 2004            100           0           0           0           0           0
 February 15, 2005            100           0           0           0           0           0
 February 15, 2006             78           0           0           0           0           0
 February 15, 2007             34           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2008              0           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2009              0           0           0           0           0           0
 February 15, 2010              0           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 February 15, 2012              0           0           0           0           0           0
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:           8.6         3.2         2.4         2.1         1.9         1.4

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /6

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 --------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100          55
 February 15, 2001            100         100          86          56          37           0
 February 15, 2002            100          86          22           0           0           0
 February 15, 2003            100          37           0           0           0           0
 February 15, 2004            100           0           0           0           0           0
 February 15, 2005            100           0           0           0           0           0
 February 15, 2006            100           0           0           0           0           0
 February 15, 2007            100           0           0           0           0           0
 February 15, 2008             91           0           0           0           0           0
 February 15, 2009             60           0           0           0           0           0
 February 15, 2010             25           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2012              0           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          11.3         4.8         3.6         3.1         2.9         2.1

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /7

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100          60
 February 15, 2002            100         100         100          89          72           0
 February 15, 2003            100         100          72          49          31           0
 February 15, 2004            100          93          45          21           3           0
 February 15, 2005            100          63          20           0           0           0
 February 15, 2006            100          42           0           0           0           0
 February 15, 2007            100          22           0           0           0           0
 February 15, 2008            100           3           0           0           0           0
 February 15, 2009            100           0           0           0           0           0
 February 15, 2010            100           0           0           0           0           0
 February 15, 2011             89           0           0           0           0           0
 February 15, 2012             60           0           0           0           0           0
 February 15, 2013             40           0           0           0           0           0
 February 15, 2014             26           0           0           0           0           0
 February 15, 2015             11           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2016              0           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          14.8         7.7         5.9         5.1         4.6         3.2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /8

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100          95
 February 15, 2003            100         100         100         100         100          59
 February 15, 2004            100         100         100         100         100          40
 February 15, 2005            100         100         100          96          81          24
 February 15, 2006            100         100          97          77          63          11
 February 15, 2007            100         100          81          61          48           1
 February 15, 2008            100         100          65          46          34           0
 February 15, 2009            100          87          51          33          22           0
 February 15, 2010            100          73          38          22          12           0
 February 15, 2011            100          58          26          11           2           0
 February 15, 2012            100          44          15           2           0           0
 February 15, 2013            100          32           6           0           0           0
 February 15, 2014            100          23           0           0           0           0
 February 15, 2015            100          15           0           0           0           0
 February 15, 2016             94           7           0           0           0           0
 February 15, 2017             78           0           0           0           0           0
 February 15, 2018             61           0           0           0           0           0
 February 15, 2019             51           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2020             39           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2021             26           0           0           0           0           0
 February 15, 2022             11           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          21.1        13.9        11.3        10.0         9.1         5.8

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                               /9

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 --------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100         100         100         100
 February 15, 2004            100         100         100         100         100         100
 February 15, 2005            100         100         100         100         100         100
 February 15, 2006            100         100         100         100         100         100
 February 15, 2007            100         100         100         100         100         100
 February 15, 2008            100         100         100         100         100          79
 February 15, 2009            100         100         100         100         100          60
 February 15, 2010            100         100         100         100         100          46
 February 15, 2011            100         100         100         100         100          34
 February 15, 2012            100         100         100         100          84          24
 February 15, 2013            100         100         100          85          67          11
 February 15, 2014            100         100          98          69          54           2
 February 15, 2015            100         100          81          56          42           0
 February 15, 2016            100         100          65          44          29           0
 February 15, 2017            100          97          51          28          16           0
 February 15, 2018            100          77          36          15           5           0
 February 15, 2019            100          64          24           6           0           0
 February 15, 2020            100          51          13           0           0           0
 February 15, 2021            100          36           3           0           0           0
 February 15, 2022            100          18           0           0           0           0
 February 15, 2023             88           2           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2024             56           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2025             41           0           0           0           0           0
 February 15, 2026             19           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          26.6        22.0        19.2        17.5        16.5        12.0

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                              /10

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100          93          92          89
 February 15, 2004            100         100          88          80          79          71
 February 15, 2005            100          96          77          69          67          56
 February 15, 2006            100          87          67          59          56          44
 February 15, 2007            100          78          59          51          48          34
 February 15, 2008            100          70          51          43          40          26
 February 15, 2009            100          62          44          36          33          20
 February 15, 2010            100          55          37          30          27          15
 February 15, 2011            100          47          31          25          22           8
 February 15, 2012             95          40          26          20          17           0
 February 15, 2013             86          34          21          16          13           0
 February 15, 2014             80          30          18          12           7           0
 February 15, 2015             73          26          15           6           2           0
 February 15, 2016             66          21           9           0           0           0
 February 15, 2017             57          17           3           0           0           0
 February 15, 2018             49          14           0           0           0           0
 February 15, 2019             44           9           0           0           0           0
 February 15, 2020             38           3           0           0           0           0
 February 15, 2021             31           0           0           0           0           0
 February 15, 2022             24           0           0           0           0           0
 February 15, 2023             16           0           0           0           0           0
 February 15, 2024              5           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2027              0           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          20.2        13.4        11.0         9.9         9.5         8.2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                              /11

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100          93          92          89
 February 15, 2004            100         100          88          80          79          71
 February 15, 2005            100          96          77          69          67          56
 February 15, 2006            100          87          67          59          56          44
 February 15, 2007            100          78          59          51          48          30
 February 15, 2008            100          70          51          43          38          19
 February 15, 2009            100          62          44          33          28          10
 February 15, 2010            100          55          35          24          20           2
 February 15, 2011            100          47          26          16          12           0
 February 15, 2012             95          39          18           9           5           0
 February 15, 2013             86          30          11           3           0           0
 February 15, 2014             80          24           6           0           0           0
 February 15, 2015             73          18           1           0           0           0
 February 15, 2016             66          12           0           0           0           0
 February 15, 2017             57           6           0           0           0           0
 February 15, 2018             49           0           0           0           0           0
 February 15, 2019             44           0           0           0           0           0
 February 15, 2020             35           0           0           0           0           0
 February 15, 2021             26           0           0           0           0           0
 February 15, 2022             15           0           0           0           0           0
 February 15, 2023              3           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

---------------------------------------------------------------------------------------------
 Avg Life In Years:          19.8        12.7        10.3         9.3         9.0         7.7
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON                                                              /12

  SUBJECT TO REVISION
  SERIES TERM SHEET DATED FEBRUARY 17, 1998

  (Logo Here)                      $190,975,000
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1998-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1998-A. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, First Chicago Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1998-A, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Credit Suisse First Boston                   First Chicago Capital Markets, Inc.

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-A Pooling and Servicing Agreement (including the November 1995 Edition to the Standard Terms) to be dated as of February 1, 1998, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee.


Class Designations


   Class A Certificates.........................Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                                                Class A-6.
   Class M Certificates.........................The Class M Certificates.
   Class B Certificates.........................Class B-1 and Class B-2 Certificates.
   Subordinated Certificates....................Class M, Class B, Class X and Class R Certificates.
   Offered Certificates.........................Class A, Class M and Class B-1 Certificates.
   Offered Subordinated Certificates............Class M and Class B-1 Certificates.

The Offered Certificates........................                                  Approximate
                                                                               Initial Certificate  Pass-Through
                                                        Title of Class         Principal Balance(1)      Rate

                                                 Class A-1 Certificates.......      $35,000,000           .  %(2)
                                                 Class A-2 Certificates.......      $13,950,000           .  %(2)
                                                 Class A-3 Certificates.......      $25,200,000           .  %(2)
                                                 Class A-4 Certificates.......      $33,450,000           .  %(2)
                                                 Class A-5 Certificates.......      $39,200,000           .  %(2)
                                                 Class A-6 Certificates.......      $13,995,000           .  %(3)
                                                 Class M Certificates.........      $15,337,000           .  %(3)
                                                 Class B-1 Certificates.......      $14,843,000           .  %(3)


                                                 (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the
                                                     Classes of Certificates. Accordingly, any investor's
                                                     commitments with respect to the Certificates may be increased or decreased correspondingly.

                                                 (2) Computed on the basis of a 360-day year of twelve 30-day months.

                                                 (3) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii)
                                                     the Weighted Average Net Asset Rate for the related
                                                     Distribution Date.

Other Certificates..............................  The  Class  B-2,  Class X and Class R  Certificates  are not being offered  hereby.  The Class B-2  Certificates  are  expected to be sold in a private  placement  at or around the Closing  Date,  and will be acquired in the interim by an  affiliate  of the  Company.
                                                  The  Class X and  Class R  Certificates  are  expected  to be sold initially  to related  entities of the  Company,  which  expect to offer the Class B-2 Certificates and may offer the Class X and
                                                  Class  R  Certificates  in the  future  in one or  more  privately negotiated  transactions.  The Class B-2 Certificates will have an initial Certificate Principal Balance of approximately $6,926,846.

Denominations...................................  The Offered Certificates will be Book-Entry  Certificates only, in minimum  denominations  of $1,000 and integral  multiples of $1 in excess thereof.

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

Cut-off Date....................................  February 1, 1998.
Distribution Dates..............................  The fifteenth day of each month,  (or if such fifteenth day is not a business day, the next  succeeding  business day)  commencing in
                                                  March 1998 (each, a "Distribution Date").
Interest Accrual Period.........................  With  respect  to  each  Distribution  Date,  the  calendar  month preceding the month in which the  Distribution  Date occurs (each, an "Interest Accrual Period").



Distributions...................................  The  "Available  Distribution  Amount"  for  a  Distribution  Date
                                                  generally  will include  (1)(a) Monthly  Payments of principal and interest due on the Assets during the related  Collection  Period, to the extent  such  payments  were  actually  collected  from the
                                                  Obligors or advanced by the Servicer and (b) unscheduled  payments received with respect to the Assets during the related  Prepayment
                                                  Period, including Principal Prepayments,  proceeds of repurchases,
                                                  Net  Liquidation   Proceeds  and  Net  Insurance  Proceeds,   less
                                                  (2)(a) if  Oakwood  is not the  Servicer,  Servicing  Fees for the
                                                  related Collection Period,  (b) amounts  required to reimburse the
                                                  Servicer for previously  unreimbursed  Advances in accordance with the  Agreement,  (c) amounts  required to reimburse the Company or the Servicer for certain reimbursable  expenses in accordance with the Agreement and (d) amounts  required to reimburse any party for an  overpayment  of a Repurchase  Price for an Asset in accordance with the Agreement.

                                                  Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such
                                                  Class in proportion to their respective percentage interests.

Certificate Structure Considerations............  The primary  credit  support for the Class A  Certificates  is the subordination  of the Subordinated  Certificates;  for the Class M
                                                  Certificates is the  subordination of the Class B, Class X and the
                                                  Class R  Certificates;  and for the Class B-1  Certificates is the
                                                  subordination   of  the  Class  B-2,  Class  X  and  the  Class  R
                                                  Certificates.



Subordination of the Offered Subordinate
  Certificates..................................  The   rights  of  the  Class  M   Certificateholders   to  receive
                                                  distributions  of principal will be subordinated to such rights of
                                                  the  Class  A  Certificateholders   to  receive  distributions  of
                                                  principal  and interest.  Interest and interest  shortfalls on the
                                                  Class  M  Certificates  will  not  be  subordinated  to  principal payments on the Class A Certificates.

                                                  The  rights  of  the  Class  B-1   Certificateholders  to  receive
                                                  distributions  of principal  similarly will be subordinated to the rights of the Class A and Class M  Certificateholders  to  receive distributions  of principal  and  interest.  Interest and interest shortfalls on the Class B-1 Certificates  will not be subordinated to principal payments on the Class A and Class M Certificates.


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



Overcollateralization...........................  Excess  interest  collections  will  be  applied,  to  the  extent available,  to  make  accelerated  payments  of  principal  to the
                                                  Certificates.  The "Target Overcollateralization  Amount", for any
                                                  Distribution  Date,  shall equal 0.50% of the Scheduled  Principal
                                                  Balance as of the Cut-off Date.

Realized Losses on Liquidated Loans.............  The Principal  Distribution  Amount for any  Distribution  Date is
                                                  intended to include the Scheduled  Principal Balance of each Asset that  became a  Liquidated  Loan  during  the  preceding  calendar month.  A Realized  Loss will be incurred on a Liquidated  Loan in the amount,  if any, by which the Net  Liquidation  Proceeds  from such  Liquidated Loan are less than the Unpaid  Principal  Balance of such Liquidated  Loan, plus accrued and unpaid interest thereon
                                                  (to the extent not covered by  Servicing  Advances,  if any,  with respect to such  Liquidated  Loan),  plus amounts  reimbursable to the Servicer for previously  unreimbursed  Servicing Advances. The amount of the Realized  Loss,  if any, in excess of the sum of (1)
                                                  the amount of interest  collected  on the  nondefaulted  Assets in excess of certain  Interest  Distribution  Amounts  and  Carryover
                                                  Interest  Distribution  Amounts  required to be distributed on the
                                                  Class A, Class M and Class B Certificates  and any portion of such interest  required to be paid to a Servicer  other than Oakwood as servicing  compensation  ("Excess  Interest")  and (2) the Current
                                                  Overcollateralization    Amount   will   be   allocated   to   the
                                                  Subordinated  Certificates  as a Writedown  Amount in reduction of their Certificate Principal Balance as described below.

Allocation of Writedown Amounts.................  The  "Writedown  Amount"  for any  Distribution  Date  will be the amount,  if any,  by which  the  aggregate  Certificate  Principal
                                                  Balance of all  Certificates,  after all  distributions  have been made on the Certificates on such  Distribution  Date,  exceeds the
                                                  Pool  Scheduled  Principal  Balance  of the  Assets  for the  next
                                                  Distribution  Date. The Writedown  Amount will be allocated  among the Classes of  Subordinated  Certificates  in the following order of priority:

                                                  (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; (2) second, to the Class B-1 Certificates, to be applied in reduction of
                                                      the Adjusted Certificate Principal Balance of such Class
                                                      until it has been reduced to zero; and (3) third, to the
                                                      Class M Certificates, to be applied in reduction of the
                                                      Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

Advances........................................  For each  Distribution  Date,  the  Servicer  will be obligated to make an advance  (a "P&I  Advance")  in respect of any  delinquent
                                                  Monthly  Payment  that  will,  in  the  Servicer's  judgment,   be
                                                  recoverable  from late  payments on or  Liquidation  Proceeds from such Asset.  The Servicer  will also be obligated to make Advances
                                                  ("Servicing   Advances"   and,   together   with   P&I   Advances,
                                                  "Advances") in respect of  Liquidation  Expenses


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


                                                  and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such
                                                  Servicing Advances recoverable out of Liquidation Proceeds or from collections on the related Asset. P&I Advances and
                                                  Servicing Advances are reimbursable to the Servicer under
                                                  certain circumstances.

Final Scheduled Distribution Dates..............  To the  extent  not  previously  paid  prior  to such  dates,  the
                                                  outstanding   principal   amount   of  each   Class   of   Offered
                                                  Certificates  will be  payable on the May 2028  Distribution  Date
                                                  (with respect to each Class of Certificates,  the "Final Scheduled
                                                  Distribution  Date").  The Final Scheduled  Distribution  Date has
                                                  been  determined  by adding three  months to the maturity  date of the Asset with the latest stated maturity.

Optional Termination............................  Either the  Servicer  or the  holders of a majority in interest of the  Class R  Certificates  (the  "Residual  Majority"),  at their respective  options and subject to the limitations  imposed by the
                                                  Agreement,  will have the option to purchase from the Trust Estate all Assets then  outstanding  and all other  property in the Trust
                                                  Estate  on  any  Distribution  Date  occurring  on  or  after  the
                                                  Distribution  Date on which the sum of the  Certificate  Principal
                                                  Balance  of the  Certificates  is less  than 10% of the sum of the original Certificate Principal Balance of the Certificates.

Auction Sale....................................  If neither the Residual  Majority nor the Servicer  exercises  its optional  termination  right within 90 days after it first becomes eligible  to do  so,  the  Trustee  shall  solicit  bids  for  the purchase of all Assets then  outstanding and all other property in the  Trust  Estate.  In  the  event  that  satisfactory  bids  are
                                                  received,    the   sale   proceeds   will   be    distributed   to
                                                  Certificateholders.

The Assets......................................  The Trust will  consist of  (1) manufactured  housing  installment
                                                  sales  contracts   (collectively,   the  "Contracts")  secured  by
                                                  security  interests in manufactured  homes, as defined herein (the
                                                  "Manufactured   Homes"),  and  with  respect  to  certain  of  the
                                                  Contracts  ("Land  Secured  Contracts"),  secured  by liens on the real estate on which the related  Manufactured  Homes are located, and  (2) mortgage  loans secured by first liens on the real estate to which the  related  Manufactured  Homes are deemed  permanently affixed (the "Mortgage  Loans," and  collectively,  the "Assets").
                                                  The Asset Pool  consists of  approximately  5,251 Assets having an aggregate  Scheduled  Principal  Balance as of the Cut-off Date of
                                                  approximately  $197,901,846.02  All of the  Assets  are  actuarial obligations.  Approximately  12.79% of the Asset Pool is comprised of Assets that are Mortgage Loans and  approximately  5.44% of the
                                                  Asset  Pool  is   comprised   of  Assets  that  are  Land  Secured
                                                  Contracts.   Based  on  Cut-off  Date  Pool  Scheduled   Principal
                                                  Balance,  88.37% of the Assets are secured by  Manufactured  Homes which were new,  2.25% of the Assets are  secured by  Manufactured
                                                  Homes  which  were  used,  8.47%  of the  Assets  are  secured  by
                                                  Manufactured  Homes which were repossessed and 0.92% of the Assets are



                                                  secured by Manufactured Homes which were transferred. As of the
                                                  Cut-off Date, the Assets were secured by Manufactured Homes or
                                                  Mortgage Properties (or Real Properties, in the case of Land
                                                  Secured Contracts) located in 39 states, and approximately
                                                  24.33% and 19.05% of the Assets were secured by Manufactured
                                                  Homes or Mortgaged Properties located in North Carolina and
                                                  Texas, respectively (based on the mailing addresses of the
                                                  Obligors on the Assets as of the Cut-off Date). Each Asset bears interest at an annual percentage rate (an "APR") of at least
                                                  7.25% and not more than 13.75%. The weighted averaged APR of the
                                                  Assets as of the Cut-off Date is approximately 10.99%. The
                                                  Assets have remaining terms to maturity as of the Cut-off Date of at least 10 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than
                                                  360 months. As of the Cut-off Date, the Assets had a weighted average original term to stated maturity of approximately 266 months, and a weighted average remaining term to stated maturity of approximately 264 months. The final scheduled payment date on the Asset with the latest maturity occurs in February 2028. No
                                                  Asset has an original loan-to-value ratio in excess of 100%. The
                                                  Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each
                                                  Manufactured Home and Mortgage Property.

Certain Federal Income
 Tax Consequences.. ............................. For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits ("REMIC"). The
                                                  Class A, Class M, Class B and Class X Certificates will
                                                  constitute "regular interests" in the REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations... ......................... Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan
                                                  Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under
                                                  ERISA or the Code

                                                  Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered Subordinated Certificates by a
                                                  Plan Investor may constitute a non-exempt prohibited

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


                                                  transaction or result in the imposition of excise taxes or civil penalties.
                                                  Accordingly, none of the Offered Subordinated Certificates are offered for sale, and are not transferable, to Plan Investors, unless such Plan Investor provides the Seller and the Trustee with a Benefit Plan Opinion, on the circumstances described in clause (ii) below are satisfied. Unless such Opinion is
                                                  delivered, each person acquiring an Offered Subordinated
                                                  Certificate will be deemed to represent to the Trustee, the
                                                  Seller, and the Servicer that either (I) such person is not a
                                                  Plan Investor subject to ERISA or Section 4975 of the Code, or
                                                  (ii) such person is an insurance company that is purchasing an
                                                  Offered Subordinated Certificate with funds from its "general account" and the provisions of Prohibited Transaction Class
                                                  Exemption 95-60 will apply to exempt the purchase of such
                                                  Certificate from the prohibited transaction rules of ERISA and the Code. Legal Investment Considerations................. The
                                                  Class A and Class M Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage
                                                  Market Enhancement Act of 1984 ("SMMEA").

                                                  The Class B-1 Certificates are not "mortgage related securities"
                                                  for purposes of SMMEA because such Certificates are not rated in one of the two highest rating categories by a nationally
                                                  recognized rating agency.

Ratings.........................................  It is a  condition  to  the  issuance  of  the  Certificates  that
                                                  (i) the Class A  Certificates  be rated "AAA" and "Aaa" by each of
                                                  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
                                                  Companies,  Inc.  ("S&P")  and  Moody's  Investors  Service  Inc.,
                                                  respectively  ("Moody's"  and,  together  with  S&P,  the  "Rating
                                                  Agencies"),  (ii) the Class M  Certificates be rated at least "AA"
                                                  and "Aa3" by each of S&P and Moody's,  respectively  and (iii) the
                                                  Class B-1  Certificates be rated at least "BBB" and "Baa2" by each of S&P and  Moody's,  respectively.  A  security  rating  is not a recommendation  to buy, sell or hold securities and may be subject to  revision or  withdrawal  at any time by the  assigning  rating organization.

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Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.


                                        Asset Servicing Portfolio
                                          (Dollars in thousands)

                                                         At September 30,                                     December 31,
                                   --------------------------------------------------------------     --------------------

                                       1993       1994         1995         1996         1997         1996          1997
                                   ---------  -----------  -----------  -----------  -----------  -----------   ----------
Total Number of Serviced Assets
     Oakwood Originated..........      28,938     39,273       51,566       67,120       89,411      71,890       94,570
     Acquired Portfolios.........       1,591      5,773        4,872        4,177        3,602       4,072        3,404
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........    $507,394   $757,640   $1,130,378   $1,687,406   $2,499,794   $1,826,210  $2,724,953
     Acquired Portfolios.........     $30,498    $85,227      $70,853      $57,837      $47,027      $56,178     $43,677
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........      $17.5      $19.3        $21.9        $25.1        $28.0         $25.4       $28.8
     Acquired Portfolios.........      $19.2      $14.8        $14.5        $13.8        $13.1         $13.8       $12.8
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........      12.8%      12.2%        12.0%        11.5%        11.0%        11.4%         11.0%
     Acquired Portfolios.........       9.4%      11.0%        11.3%        11.2%        11.1%        11.2%         11.1%


                                        Delinquency Experience (1)
                                          (Dollars in thousands)

                                                            At September 30,                           December 31,
                                           ----------------------------------------------------   -----------------

                                               1993       1994      1995       1996      1997       1996      1997
                                           --------   --------  --------   --------  --------   --------  ---------
Total Number of Serviced Assets
     Oakwood Originated..................     28,938     39,273    51,566     67,120    89,411     71,890    94,570
     Acquired Portfolios.................      1,591      5,773     4,872      4,177     3,602      4,072     3,404
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
     30-59 Days..........................        244        350       601        835     1,171      1,180     2,342
     60-89 Days..........................         51         97       185        308       476        405       598
     90 Days or More.....................        150        198       267        492       716        581       880
     Total Number of Assets Delinquent           445        645     1,053      1,635     2,363      2,166     3,820
     Acquired Portfolios.................
     30-59 Days..........................         37        127        63         66        90         75        85
     60-89 Days..........................         26         49        17         23        23         45        20
     90 Days or More.....................         16         98        76         62        75         76        69
     Total Number of Assets Delinquent            79        274       156        151       188        196       174
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................     1.5%       1.6%      2.0%        2.4%      2.6%      3.0%       4.0%
     Acquired Portfolios.................     5.0%       4.7%      3.2%        3.6%      5.2%      4.8%       5.1%
-------------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

(3) By number of assets.

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



                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                            September 30,                                 December 31,
                                   -------------------------------------------------------------    ---------------------
                                       1993        1994        1995        1996         1997         1996         1997
                                   ----------  ----------  ----------  -----------  -----------  -----------  -----------
Total Number of Serviced               30,529      45,046       56,438     71,297       93,013       75,962       97,974
     Assets (1).................
Average Number of Serviced
     Assets During Period.......       25,990      37,788       50,742     63,868       82,155       73,630       95,494
Number of Serviced
     Assets Repossessed.........          902       1,241        1,718      2,746        3,885          917        1,208
Serviced Assets Repossessed as a
     Percentage of Total
     Serviced Assets (2)........       2.95%       2.75%       3.04%       3.85%       4.18%       4.83%(6)     4.93%(6)
Serviced Assets Repossessed as a
     Percentage of Average
     Number of Serviced Assets..       3.47%       3.28%       3.39%       4.30%       4.73%       4.98%(6)     5.06%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........    $531,199    $701,875    $976,905   $1,409,467   $2,065,033   $1,737,035   $2,570,959
     Acquired Portfolios........     $15,249     $30,432     $30,235     $27,351       $22,943     $24,791      $20,659
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......       $3,328      $4,630       $7,303    $14,248      $26,872       $4,832       $7,865
       Acquired Portfolios......           $0        $203         $473       $592         $528         $124          $35
     As a Percentage of Average
     Outstanding Principal
     Balance of Assets (3) (5)
       Oakwood Originated.......      0.63%       0.66%       0.75%       1.01%        1.30%       1.11%(6)     1.22%(6)
       Acquired Portfolios......      0.00%       0.67%       1.56%       2.16%        2.30%       2.00%(6)     0.68%(6)

(1) As of period end.

(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.

(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.

(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.

(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.

(6) Annualized.


        The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

        Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


                            Geographical Distribution of Manufactured Homes(1)

                                            Aggregate Scheduled    Percentage of
                              Number of     Principal Balance       Asset Pool
Geographic Location            Assets       -----------------          by SPB
-------------------            ------                                  ------
Alabama....................         210     $   7,444,633               3.76%
Arizona....................         184         8,430,138               4.26
Arkansas...................          85         3,257,763               1.65
California.................          20         1,173,490               0.59
Colorado...................          47         2,851,332               1.44
Connecticut................           1             7,300               0.00
Delaware...................          41         1,390,697               0.70
Florida....................         173         7,239,038               3.66
Georgia....................         169         6,853,019               3.46
Idaho......................          27         1,490,734               0.75
Illinois...................           5           210,385               0.11
Indiana....................          11           298,821               0.15
Kansas.....................          30         1,161,002               0.59
Kentucky...................         115         3,736,669               1.89
Louisiana..................         124         4,603,991               2.33
Maryland...................          20           796,548               0.40
Massachusetts..............           1            27,490               0.01
Michigan...................           1            28,129               0.01
Mississippi................         108         3,896,387               1.97
Missouri...................          70         2,665,981               1.35
Montana....................           2           146,290               0.07
Nebraska...................           1            50,877               0.03
Nevada.....................          10           509,181               0.26
New Jersey.................           2            84,069               0.04
New Mexico.................         196         7,826,513               3.95
New York...................           5           191,632               0.10
North Carolina.............       1,353        48,141,628              24.33
Ohio.......................          25           893,853               0.45
Oklahoma...................          56         2,135,452               1.08
Oregon.....................          38         2,311,433               1.17
Pennsylvania...............           2            72,681               0.04
South Carolina.............         406        14,052,140               7.10
Tennessee..................         275        10,031,865               5.07
Texas......................       1,026        37,692,768              19.05
Utah.......................          12           567,617               0.29
Virginia...................         250         8,945,485               4.52
Washington.................          58         3,913,235               1.98
West Virginia..............          91         2,743,458               1.39
Wyoming....................           1            28,122               0.01
                                 ------      ------------             ------
   Total...................       5,251      $197,901,846             100.00%
                                  =====      ============             ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        Year of Origination of Assets (1)

                                                                   Percentage of
                                Number of  Aggregate Scheduled      Asset Pool
Year of Origination              Assets      Principal Balance         by SPB

    1995.....................         3     $       185,707             0.09%
    1996.....................     3,995         153,101,381            77.36
    1997.....................     1,253          44,614,758            22.54
                                  -----        ------------          -------

         Total...............     5,251        $197,901,846           100.00%
                                  =====        ============           ======

(1) The weighted average seasoning of the Assets was approximately 1 months as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)

                                                                   Percentage of
Original Asset                   Number of   Aggregate Scheduled     Asset Pool
Amount                            Assets       Principal Balance       by SPB

$   4,999 or less..............       14     $        46,815              0.02%
$   5,000 - $    9,999.........      114             882,315              0.45
$  10,000 - $  14,999..........      179           2,213,319              1.12
$  15,000 - $  19,999..........      276           4,860,672              2.46
$  20,000 - $  24,999..........      487          11,127,301              5.62
$  25,000 - $  29,999..........      891          24,579,118             12.42
$  30,000 - $  34,999..........      904          29,216,734             14.76
$  35,000 - $  39,999..........      497          18,446,053              9.32
$  40,000 - $  44,999..........      360          15,342,637              7.75
$  45,000 - $  49,999..........      366          17,386,866              8.79
$  50,000 - $  54,999..........      348          18,245,359              9.22
$  55,000 - $  59,999..........      286          16,374,222              8.27
$  60,000 - $  64,999..........      197          12,241,320              6.19
$  65,000 - $  69,999..........       86           5,786,831              2.92
$  70,000 - $  74,999..........       69           5,007,826              2.53
$  75,000 - $  79,999..........       54           4,171,751              2.11
$  80,000 - $  84,999..........       32           2,631,059              1.33
$  85,000 - $  89,999..........       23           2,008,624              1.01
$  90,000 - $  94,999..........       14           1,288,295              0.65
$  95,000 - $  99,999..........       19           1,839,603              0.93
$100,000 or more...............       35           4,205,126              2.12
                                 -------     ---------------          --------
     Total.....................    5,251        $197,901,846            100.00%
                                   =====        ============            ======

(1) The highest original Asset amount was $225,496, which represents 0.11% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $37,765 as of the Cut-off Date.

                                 Asset Rates (1)

                               Number of   Aggregate Scheduled     Percentage of
                                 Assets      Principal Balance       Asset Pool
 Asset Rate                                                            by SPB

 7.000% - 7.999%............        18      $    1,053,040              0.53%
 8.000% - 8.999%...........        569          29,670,035             14.99
 9.000% -   9.999%..........       947          46,862,691             23.68
 10.000% - 10.999%..........       525          24,556,668             12.41
 11.000% - 11.999%..........       490          17,231,039              8.71
 12.000% - 12.999%..........     1,291          38,307,882             19.36
 13.000% - 13.999%..........     1,411          40,220,492             20.32
                                 -----      --------------           -------

      Total.................     5,251        $197,901,846            100.00%
                                 =====        ============            ======

(1) The weighted average Asset Rate was approximately 10.99% as of the Cut-off Date. This table reflects the Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Step-up Rate Loans.


                               Remaining Terms to Maturity (In Months) (1)

                               Number of   Aggregate Scheduled    Percentage of
 Remaining Term                  Assets      Principal Balance      Asset Pool
 to Maturity                                                          by SPB

     1 -   60 months........       161     $     1,495,357             0.76%
   61 -   96 months.........       156           2,192,284             1.11
   97 - 120 months..........       188           3,669,359             1.85
 121 - 156 months...........       228           4,961,085             2.51
 157 - 180 months...........     1,359          40,157,501            20.29
 181 - 216 months...........        45           1,447,748             0.73
 217 - 240 months...........     1,343          48,291,553            24.40
 241 - 300 months...........       871          39,616,389            20.02
 301 - 360 months...........       900          56,070,570            28.33
                                ------      --------------          -------
   Total....................     5,251        $197,901,846           100.00%
                                 =====        ============           ======

(1) The weighted average remaining term to maturity of the Assets was approximately 264 months as of the Cut-off Date.

                                Original Terms to Maturity (In Months) (1)
                                 Number of     Aggregate Scheduled        Percentage of
 Original Term                     Assets        Principal Balance          Asset Pool
 to Maturity                                                                  by SPB

     1 -   60 months........         161        $    1,495,357                 0.76%
   61 -   96 months.........         156             2,192,284                 1.11
   97 - 120 months..........         188             3,669,359                 1.85
 121 - 156 months...........         228             4,961,085                 2.51
 157 - 180 months...........       1,359            40,157,501                20.29
 181 - 216 months...........          45             1,447,748                 0.73
 217 - 240 months...........       1,343            48,291,553                24.40
 241 - 300 months...........         871            39,616,389                20.02
 301 - 360 months...........         900            56,070,570                28.33
                                  ------        --------------              -------

   Total....................       5,251          $197,901,846               100.00%
                                   =====          ============               ======

(1) The weighted  average original term to maturity of the Assets was  approximately  266 months as of the
    Cut-off Date.

                Distribution of Original Loan-to-Value Ratios(1)

                                           Aggregate Scheduled    Percentage of
                                Number of   Principal Balance      Asset Pool
Loan-to Value Ratio(2)            Assets                              by SPB

50%  or  less................        52      $   1,242,061              0.63%
51% - 55%....................        22            626,933              0.32
56% - 60%....................        33            946,197              0.48
61% - 65%....................        41          1,463,872              0.74
66% - 70%....................        70          2,342,902              1.18
71% - 75%....................       132          4,904,462              2.48
76% - 80%....................       193          6,937,616              3.51
81% - 85%....................       390         14,144,951              7.15
86% - 90%....................       914         33,516,874             16.94
91% - 95%....................     2,492         97,713,837             49.37
96% - 100%...................       912         34,062,141             17.21
                                 ------     --------------           -------

     Total...................     5,251       $197,901,846            100.00%
                                  =====       ============            ======

(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 90.85% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS



 BOND PROFILE SUMMARY
 ---------------------------------------------------------------------------
     Class               Original    Coupon   Avg.   CBE    1st   Last   Mod
     Name & Type             Par       %      Life  Yield   Pay   Pay    Dur
 ---------------------------------------------------------------------------
 TO CALL:
    A1  SENIOR        35,000,000    6.1500   0.90  6.038   3/98  12/99  0.84
    A2  SENIOR        13,950,000    6.0500   2.10  6.028  12/99   8/00  1.92
    A3  SENIOR        25,200,000    6.0000   3.10  6.030   8/00  12/01  2.75
    A4  SENIOR        33,450,000    6.2000   5.10  6.235  12/01  12/04  4.23
    A5  SENIOR        39,200,000    6.6000  10.00  6.673  12/04   5/12  7.02
    A6  SENIOR        13,995,000    6.8250  14.46  6.902   5/12   8/12  8.91
    M   AA MEZZ       15,337,000    6.7750   9.57  6.853   9/02   8/12  6.62
    B1  BBB SUB       14,843,000    7.3750   9.28  7.451   9/02   8/12  6.33
    B2  BB SUB         6,926,846    8.7750  10.17  8.902   9/02   8/12  6.20
 -------------------------------
 TO MATURITY:
    A6  SENIOR        13,995,000    6.8250  17.54  6.904   5/12  12/19  9.87
    M   AA MEZZ       15,337,000    6.7750   9.92  6.853   9/02   4/16  6.74
    B1  BBB SUB       14,843,000    7.3750   9.32  7.451   9/02  12/13  6.34
    B2  BB SUB         6,926,846    8.7750  13.99  8.906   9/02   6/23  6.92
 ---------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 180% MHP.

 (2) Coupon and price are assumed for computational materials.


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /1

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-29+      Coupon: 6.1500                 Original Par:    35,000,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.18      6.10      6.06      6.04      6.02      5.95
 Average Life:          4.20      1.36      1.03      0.90      0.83      0.60
 Duration:              3.48      1.25      0.96      0.84      0.78      0.57
 First Prin Pay:        3/98      3/98      3/98      3/98      3/98      3/98
 Last Prin Pay:         9/05     10/00      3/00     12/99     10/99      5/99
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-30+      Coupon: 6.0500                 Original Par:    13,950,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.10      6.06      6.04      6.03      6.02      5.98
 Average Life:          8.64      3.20      2.40      2.10      1.94      1.42
 Duration:              6.53      2.82      2.17      1.92      1.78      1.32
 First Prin Pay:        9/05     10/00      3/00     12/99     10/99      5/99
 Last Prin Pay:        11/07     11/01     12/00      8/00      5/00     10/99
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-28+      Coupon: 6.0000                 Original Par:    25,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.06      6.04      6.04      6.03      6.03      6.01
 Average Life:         11.26      4.75      3.57      3.10      2.85      2.06
 Duration:              7.95      4.01      3.11      2.75      2.55      1.88
 First Prin Pay:       11/07     11/01     12/00      8/00      5/00     10/99
 Last Prin Pay:        10/10     12/03      7/02     12/01      8/01      8/00
 -----------------------------------------------------------------------------

The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                              /2

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.2000                 Original Par:    33,450,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.26      6.25      6.24      6.23      6.23      6.21
 Average Life:         14.77      7.74      5.91      5.10      4.59      3.17
 Duration:              9.38      5.94      4.78      4.23      3.87      2.79
 First Prin Pay:       10/10     12/03      7/02     12/01      8/01      8/00
 Last Prin Pay:        10/15      5/08      1/06     12/04      4/04      1/02
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-28       Coupon: 6.6000                 Original Par:    39,200,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.68      6.68      6.67      6.67      6.67      6.66
 Average Life:         21.11     13.90     11.29     10.00      9.12      5.78
 Duration:             11.01      8.75      7.65      7.02      6.57      4.61
 First Prin Pay:       10/15      5/08      1/06     12/04      4/04      1/02
 Last Prin Pay:        11/22      1/17      1/14      5/12      6/11      3/07
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-29+      Coupon: 6.8250                 Original Par:    13,995,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.91      6.90      6.90      6.90      6.90      6.90
 Average Life:         24.80     19.05     16.13     14.46     13.62     10.07
 Duration:             11.60     10.33      9.48      8.91      8.59      7.05
 First Prin Pay:       11/22      1/17      1/14      5/12      6/11      3/07
 Last Prin Pay:        12/22      3/17      4/14      8/12     10/11      5/08
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.91      6.91      6.90      6.90      6.90      6.90
 Average Life:         26.56     21.96     19.20     17.54     16.48     12.04
 Duration:             11.89     11.01     10.33      9.87      9.54      7.89
 First Prin Pay:       11/22      1/17      1/14      5/12      6/11      3/07
 Last Prin Pay:        12/26      4/23      6/21     12/19     11/18      5/14
 -----------------------------------------------------------------------------

The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                              /3

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-27+      Coupon: 6.7750                 Original Par:    15,337,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            6.86      6.86      6.85      6.85      6.85      6.85
 Average Life:         20.00     13.08     10.64      9.57      9.17      7.65
 Duration:             10.50      8.17      7.12      6.62      6.45      5.70
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:        12/22      3/17      4/14      8/12     10/11      5/08
 ---------------------------
 TO MATURITY:
 Bond Yield:            6.86      6.86      6.85      6.85      6.85      6.85
 Average Life:         20.16     13.41     10.96      9.92      9.54      8.16
 Duration:             10.53      8.25      7.22      6.74      6.58      5.93
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:         1/25      9/20      8/17      4/16      6/15      3/12
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-30+      Coupon: 7.3750                 Original Par:    14,843,000
 -----------------------------------------------------------------------------
 TO CALL:
 Bond Yield:            7.47      7.46      7.45      7.45      7.45      7.45
 Average Life:         19.80     12.72     10.30      9.28      8.93      7.55
 Duration:              9.96      7.78      6.79      6.33      6.17      5.52
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:        12/22      3/17      4/14      8/12     10/11      5/08
 ---------------------------
 TO MATURITY:
 Bond Yield:            7.47      7.46      7.45      7.45      7.45      7.45
 Average Life:         19.81     12.75     10.33      9.32      8.98      7.72
 Duration:              9.97      7.79      6.79      6.34      6.19      5.59
 First Prin Pay:        9/11     10/04      3/03      9/02      9/02      9/02
 Last Prin Pay:         7/23      4/18      6/15     12/13      2/13      7/10
 -----------------------------------------------------------------------------

The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /4

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999             88          64          52          45          40          15
 February 15, 2000             79          26           0           0           0           0
 February 15, 2001             68           0           0           0           0           0
 February 15, 2002             56           0           0           0           0           0
 February 15, 2003             43           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2004             27           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2005             10           0           0           0           0           0
 February 15, 2006              0           0           0           0           0           0
 February 15, 2007              0           0           0           0           0           0
 February 15, 2008              0           0           0           0           0           0
 February 15, 2009              0           0           0           0           0           0
 February 15, 2010              0           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 February 15, 2012              0           0           0           0           0           0
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:           4.2         1.4         1.0         0.9         0.8         0.6


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /5

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100          63          38           0
 February 15, 2001            100          68           0           0           0           0
 February 15, 2002            100           0           0           0           0           0
 February 15, 2003            100           0           0           0           0           0
 February 15, 2004            100           0           0           0           0           0
 February 15, 2005            100           0           0           0           0           0
 February 15, 2006             78           0           0           0           0           0
 February 15, 2007             34           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2008              0           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2009              0           0           0           0           0           0
 February 15, 2010              0           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 February 15, 2012              0           0           0           0           0           0
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:           8.6         3.2         2.4         2.1         1.9         1.4


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /6

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-3
 --------------------------------------------------------------------------------------------
 Percent of MHP:               0          100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 --------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100          55
 February 15, 2001            100         100          86          56          37           0
 February 15, 2002            100          86          22           0           0           0
 February 15, 2003            100          37           0           0           0           0
 February 15, 2004            100           0           0           0           0           0
 February 15, 2005            100           0           0           0           0           0
 February 15, 2006            100           0           0           0           0           0
 February 15, 2007            100           0           0           0           0           0
 February 15, 2008             91           0           0           0           0           0
 February 15, 2009             60           0           0           0           0           0
 February 15, 2010             25           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2012              0           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          11.3         4.8         3.6         3.1         2.9         2.1


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /7

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-4
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100          60
 February 15, 2002            100         100         100          89          72           0
 February 15, 2003            100         100          72          49          31           0
 February 15, 2004            100          93          45          21           3           0
 February 15, 2005            100          63          20           0           0           0
 February 15, 2006            100          42           0           0           0           0
 February 15, 2007            100          22           0           0           0           0
 February 15, 2008            100           3           0           0           0           0
 February 15, 2009            100           0           0           0           0           0
 February 15, 2010            100           0           0           0           0           0
 February 15, 2011             89           0           0           0           0           0
 February 15, 2012             60           0           0           0           0           0
 February 15, 2013             40           0           0           0           0           0
 February 15, 2014             26           0           0           0           0           0
 February 15, 2015             11           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2016              0           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          14.8         7.7         5.9         5.1         4.6         3.2


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /8

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-5
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100          95
 February 15, 2003            100         100         100         100         100          59
 February 15, 2004            100         100         100         100         100          40
 February 15, 2005            100         100         100          96          81          24
 February 15, 2006            100         100          97          77          63          11
 February 15, 2007            100         100          81          61          48           1
 February 15, 2008            100         100          65          46          34           0
 February 15, 2009            100          87          51          33          22           0
 February 15, 2010            100          73          38          22          12           0
 February 15, 2011            100          58          26          11           2           0
 February 15, 2012            100          44          15           2           0           0
 February 15, 2013            100          32           6           0           0           0
 February 15, 2014            100          23           0           0           0           0
 February 15, 2015            100          15           0           0           0           0
 February 15, 2016             94           7           0           0           0           0
 February 15, 2017             78           0           0           0           0           0
 February 15, 2018             61           0           0           0           0           0
 February 15, 2019             51           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2020             39           0           0           0           0           0
 --------------------------------------------------------------------------------------------
 February 15, 2021             26           0           0           0           0           0
 February 15, 2022             11           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          21.1        13.9        11.3        10.0         9.1         5.8


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                              /9

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-6
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 --------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100         100         100         100
 February 15, 2004            100         100         100         100         100         100
 February 15, 2005            100         100         100         100         100         100
 February 15, 2006            100         100         100         100         100         100
 February 15, 2007            100         100         100         100         100         100
 February 15, 2008            100         100         100         100         100          79
 February 15, 2009            100         100         100         100         100          60
 February 15, 2010            100         100         100         100         100          46
 February 15, 2011            100         100         100         100         100          34
 February 15, 2012            100         100         100         100          84          24
 February 15, 2013            100         100         100          85          67          11
 February 15, 2014            100         100          98          69          54           2
 February 15, 2015            100         100          81          56          42           0
 February 15, 2016            100         100          65          44          29           0
 February 15, 2017            100          97          51          28          16           0
 February 15, 2018            100          77          36          15           5           0
 February 15, 2019            100          64          24           6           0           0
 February 15, 2020            100          51          13           0           0           0
 February 15, 2021            100          36           3           0           0           0
 February 15, 2022            100          18           0           0           0           0
 February 15, 2023             88           2           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2024             56           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2025             41           0           0           0           0           0
 February 15, 2026             19           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          26.6        22.0        19.2        17.5        16.5        12.0


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                             /10

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100          93          92          89
 February 15, 2004            100         100          88          80          79          71
 February 15, 2005            100          96          77          69          67          56
 February 15, 2006            100          87          67          59          56          44
 February 15, 2007            100          78          59          51          48          34
 February 15, 2008            100          70          51          43          40          26
 February 15, 2009            100          62          44          36          33          20
 February 15, 2010            100          55          37          30          27          15
 February 15, 2011            100          47          31          25          22           8
 February 15, 2012             95          40          26          20          17           0
 February 15, 2013             86          34          21          16          13           0
 February 15, 2014             80          30          18          12           7           0
 February 15, 2015             73          26          15           6           2           0
 February 15, 2016             66          21           9           0           0           0
 February 15, 2017             57          17           3           0           0           0
 February 15, 2018             49          14           0           0           0           0
 February 15, 2019             44           9           0           0           0           0
 February 15, 2020             38           3           0           0           0           0
 February 15, 2021             31           0           0           0           0           0
 February 15, 2022             24           0           0           0           0           0
 February 15, 2023             16           0           0           0           0           0
 February 15, 2024              5           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2027              0           0           0           0           0           0
---------------------------------------------------------------------------------------------
 February 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          20.2        13.4        11.0         9.9         9.5         8.2

The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                             /11

             OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-A
                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
---------------------------------------------------------------------------------------------
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100          93          92          89
 February 15, 2004            100         100          88          80          79          71
 February 15, 2005            100          96          77          69          67          56
 February 15, 2006            100          87          67          59          56          44
 February 15, 2007            100          78          59          51          48          30
 February 15, 2008            100          70          51          43          38          19
 February 15, 2009            100          62          44          33          28          10
 February 15, 2010            100          55          35          24          20           2
 February 15, 2011            100          47          26          16          12           0
 February 15, 2012             95          39          18           9           5           0
 February 15, 2013             86          30          11           3           0           0
 February 15, 2014             80          24           6           0           0           0
 February 15, 2015             73          18           1           0           0           0
 February 15, 2016             66          12           0           0           0           0
 February 15, 2017             57           6           0           0           0           0
 February 15, 2018             49           0           0           0           0           0
 February 15, 2019             44           0           0           0           0           0
 February 15, 2020             35           0           0           0           0           0
 February 15, 2021             26           0           0           0           0           0
 February 15, 2022             15           0           0           0           0           0
 February 15, 2023              3           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0
 February 15, 2026              0           0           0           0           0           0
 February 15, 2027              0           0           0           0           0           0
 February 15, 2028              0           0           0           0           0           0

---------------------------------------------------------------------------------------------
 Avg Life In Years:          19.8        12.7        10.3         9.3         9.0         7.7
---------------------------------------------------------------------------------------------


The analysis above has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. First Chicago Capital Markets, Inc. ("FCCM") and others associated with it may have positions in, and may effect transactions in securities and instruments of the issuer mentioned herein and may also perform or seek to perform investment banking services for the issuer of such securities and instruments. The information provided above is based on or derived from information provided by the issuer. No representation is made that it is accurate or complete. FCCM makes no representations that the above referenced security will actually perform as described in any scenario presented.


                                                                             /12

  SUBJECT TO REVISION
  REVISED SERIES TERM SHEET DATED FEBRUARY 17, 1998


                                  $190,975,000
  [logo]                 Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 1998-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1998-A. The Series Term Sheet has been prepared by Oakwood Mortgage Investors for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, First Chicago Capital Markets, Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1998-A, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.



THE INFORMATION CONTAINED IN THIS REVISED SERIES TERM SHEET SUPERSEDES THE INFORMATION CONTAINED IN THE PRIOR SERIES TERM SHEET.





Credit Suisse First Boston                   First Chicago Capital Markets, Inc.

                        Year of Origination of Assets (1)



                                                                        Percentage of
                                Number of    Aggregate Scheduled         Asset Pool
Year of Origination              Assets        Principal Balance            by SPB

    1996.....................         3     $       185,707                  0.09%
    1997.....................     3,995         153,101,381                 77.36
    1998.....................     1,253          44,614,758                 22.54
                                  -----        ------------               -------

         Total...............     5,251        $197,901,846                100.00%
                                  =====        ============                ======

(1) The weighted average seasoning of the Assets was approximately 1 month as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)



                                                                          Percentage of
Original Asset                    Number of    Aggregate Scheduled         Asset Pool
Amount                             Assets        Principal Balance            by SPB

$   4,999 or less..............        14     $         46,815                 0.02%
$   5,000 - $    9,999.........       114             882,315                  0.45
$  10,000 - $  14,999..........       179           2,213,319                  1.12
$  15,000 - $  19,999..........       276           4,860,672                  2.46
$  20,000 - $  24,999..........       487          11,127,301                  5.62
$  25,000 - $  29,999..........       891          24,579,118                 12.42
$  30,000 - $  34,999..........       904          29,216,734                 14.76
$  35,000 - $  39,999..........       497          18,446,053                  9.32
$  40,000 - $  44,999..........       360          15,342,637                  7.75
$  45,000 - $  49,999..........       366          17,386,866                  8.79
$  50,000 - $  54,999..........       348          18,245,359                  9.22
$  55,000 - $  59,999..........       286          16,374,222                  8.27
$  60,000 - $  64,999..........       197          12,241,320                  6.19
$  65,000 - $  69,999..........        86           5,786,831                  2.92
$  70,000 - $  74,999..........        69           5,007,826                  2.53
$  75,000 - $  79,999..........        54           4,171,751                  2.11
$  80,000 - $  84,999..........        32           2,631,059                  1.33
$  85,000 - $  89,999..........        23           2,008,624                  1.01
$  90,000 - $  94,999..........        14           1,288,295                   0.65
$  95,000 - $  99,999..........        19           1,839,603                  0.93
$100,000 or more...............        35           4,205,126                  2.12
                                  -------     ---------------              --------

     Total.....................     5,251        $197,901,846                100.00%
                                    =====        ============                ======


(1) The highest original Asset amount was $225,496, which represents 0.11% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $37,765 as of the Cut-off Date.